1607(b, c) Reports, Opinions, Appraisals, and Negotiations	Jul. 29, 2025 USD ($)
Preparer and Summary [Line Items]
Outside Party or Unaffiliated Representative, Identity	The Mentor Group Inc
Outside Party or Unaffiliated Representative, Qualifications [Text Block]	The Mentor Group is a regional financial services firm engaged in investment banking and business valuation and appraisal.
Outside Party or Unaffiliated Representative, Selection Method [Text Block]	The IWAC Board retained The Mentor Group based upon The Mentor Group’s qualifications, experience and expertise.
Outside Party or Unaffiliated Representative, Material Relationships [Text Block]

We have no present or contemplated material interest in the business or assets that are the subject of this Opinion. We have no personal interest or bias with respect to the subject matter of this Opinion or the parties involved. In accordance with recognized professional ethics, the professional fee for this service is not contingent upon TMG’s conclusion of value, and neither TMG nor any of its employees has a present or intended financial interest in the Sellers.

Outside Party or Unaffiliated Representative, Compensation Received or to be Received	$ 90,000
Report, Opinion, or Appraisal, the SPAC or SPAC Sponsor Determined Consideration Amount to Target Company or its Security Holders or Target Company Valuation [Flag]	false
Report, Opinion, or Appraisal, Outside Party or Unaffiliated Representative Determined Consideration Amount to Target Company or its Security Holders or Target Company Valuation [Flag]	true
Report, Opinion, or Appraisal Summary [Line Items]
Report, Opinion, or Appraisal Summary [Text Block]

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Equity Value of the Company of $250,000,000, is fair to the public shareholders of Integrated Wellness Acquisition Corp from a financial point of view.

Report, Opinion, or Appraisal Summary, Procedures Followed [Text Block]

In arriving at its opinion, The Mentor Group:

●	Reviewed certain publicly available financial statements and other business and financial information of IWAC and Btab, respectively;
●	Reviewed the above-referenced financial projections relating to income and balance sheet projections for 2024 – 2028 prepared by the management of Btab;
●	Discussed the past and current operations and financial condition and the prospects of Btab with senior executives of IWAC;
●	Reviewed the pro forma impact of the Business Combination on IWAC’s cash flow, consolidated capitalization and certain financial ratios;
●	Reviewed the reported prices and trading activity for IWAC’s ordinary shares;
●	Reviewed the financial terms, to the extent publicly available, of certain comparable transactions;
●	Reviewed the Letter of Intent, the Business Combination Agreement, and certain related documents; and
●	Performed such other analyses, reviewed such other information and considered such other factors as The Mentor Group deemed appropriate, including:
(i)	reviewing the Btab Ecommerce Group, Inc. Annual report for the period ending December 31, 2023,
(ii)	performing a discounted cash flow analysis (“DCF”) utilizing the financial projections and an industry-derived discount rate,
(iii)	performing regression analyses on certain financial performance measures for ten industry companies comparable to Btab to determine the strength of the relationships between the financial performance measures and the equity value of the comparable companies; and,
(iv)	applying multiples of certain financial performance measures from the industry comparable companies to the same financial performance measures of Btab to determine an implied value of equity for each of the selected multiples over a five-year forecast period.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data that was publicly available or supplied or otherwise made available to The Mentor Group by IWAC and formed a substantial basis for its opinion. With respect to Btab’s financial projections, Mentor assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Btab of the future financial performance of Btab.

In addition, The Mentor Group assumed that the business combination will be consummated in accordance with the terms set forth in the Business Combination Agreement without any waiver, amendment or delay of any terms or conditions. The Mentor Group assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed business combination, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed business combination. The Mentor Group noted that it is not a legal, tax or regulatory advisor. The Mentor Group is a financial advisor only and relied upon, without independent verification, the assessment of Integrated Wellness and its legal, tax, and regulatory advisors with respect to legal, tax or regulatory matters. The Mentor Group did not make any independent valuation or appraisal of the assets or liabilities of Btab and was not furnished with any such valuations or appraisals. The Mentor Group’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to The Mentor Group as of, February 10, 2024. Events occurring after such date may affect The Mentor Group’s opinion and the assumptions used in preparing it, and The Mentor Group did not assume any obligation to update, revise or reaffirm its opinion.

Report, Opinion, or Appraisal Summary, Findings and Recommendations [Text Block]

Summary of Financial Analyses

The following is a summary of the material financial analyses performed by The Mentor Group in connection with its oral opinion and the preparation of its written opinion to the IWAC Board. The following summary is not a complete description of The Mentor Group’s opinion, or the financial analyses performed and factors considered by The Mentor Group in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Unless stated otherwise, the following quantitative information, to the extent that it is based on market data, is based on market data as of February 10, 2024, and is not necessarily indicative of current market conditions. In performing its financial analyses summarized below and in arriving at its opinion, with the consent of the IWAC Board, The Mentor Group used and relied upon the financial projections provided by Btab management on or around April 04, 2024, and described herein in the section entitled “Certain Unaudited Projected Financial Information”. Some of the financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by The Mentor Group, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying The Mentor Group’s opinion.

Comparable Company Analysis

The Mentor Group performed a comparable company analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. The Mentor Group reviewed and compared, using publicly available information, certain historical, current, and prospective information for Btab with corresponding historical, current, and prospective financial information, ratios and public market multiples for publicly traded companies in the online automated commerce platforms that shared certain similar business and operating characteristics to Btab.

These companies were chosen based on The Mentor Group’s knowledge of the industry. Although none of such companies are identical or directly comparable to Btab, these companies are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks, growth prospects, maturity of business and size and scale of business, that for purposes of its analysis The Mentor Group considered similar to Btab. The Mentor Group identified and analyzed a set of publicly traded companies that were deemed comparable to Btab based on similar lines of business, operating characteristics, and market participation. These comparable companies were selected using industry data, financial metrics, and publicly available sources, including Yahoo! Finance and Capital IQ. The selection process considered the following criteria:

●	Lines of Business: Companies primarily engaged in e-commerce, online retail platforms, or marketplace business models.
●	Markets: Operations serving both domestic and international customer bases through digital or web- based platforms.
●	Growth Prospects and Business Maturity: Companies with emerging or growth-stage profiles, similar to Btab, with high revenue growth potential or recent expansion in offerings or markets.
●	Size and Scale: Comparable in terms of revenue scale, enterprise value, and employee base where available.
●	Business Risks: Exposure to platform development, online customer acquisition, digital marketing spend, and competition from global online retailers.

The historical, current, and prospective financial metrics and market multiples for these companies are presented in the following schedules:

●	Schedule 5 (GPC TEV Multiples): Presents guideline public company enterprise value (EV) to revenue and EBITDA multiples over multiple time horizons (TTM, Forward 1-Year), along with each company’s total enterprise value, revenue base, and margin profile.
●	Schedule 6 (GPC FSA): Provides financial statement analysis, including income statement components such as gross profit, EBITDA, operating income, and net income, along with margin calculations.
●	Schedule 7 (GPC Growth): Summarizes key growth rates (historical and projected) in revenue and profitability for the guideline companies.
●	Schedule 8 (Consensus Multiples): Details public market expectations (analyst consensus) regarding forward revenue and earnings multiples, as well as growth forecasts.
●	Schedule 9 (GPC TEV Conclusion): Shows Mentor’s selected multiple ranges (high, low, and selected) derived from the above analysis and used to estimate Btab’s business enterprise value (BEV).

Each company’s financial data and valuation multiples were reviewed in the context of their relevance to Btab’s operating profile. Although The Mentor Group utilized its industry knowledge in this process, the final set of guideline companies was selected based on objective quantitative and qualitative criteria outlined above and reflected in the referenced schedules.

Report, Opinion, or Appraisal Summary, Bases for Findings and Methods [Text Block]

For purposes of this analysis, The Mentor Group analyzed the ratio of enterprise value, which The Mentor Group Enterprise defined as fully-diluted market capitalization plus total debt, plus non- controlling interest, less cash and cash equivalents, less short-term investments, minus net non-operating assets to estimated revenue, EBITDA (earnings before interest, taxes, depreciation, amortization and certain other non-recurring items), and EBIT (earnings before interest, taxes, and certain other non-recurring items) for calendar years 2024 through 2028, of Btab and each of these comparable companies based on publicly available financial information for comparison purposes.

Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, The Mentor Group selected representative ranges of revenue and EBITDA and applied these ranges of multiples to the estimated relevant metric for Btab based on the financial projections.

The Mentor Group calculated the estimated implied equity value of Btab’s total equity as of February 10, 2024 as follows:

Comparable Company Multiples

	Selected Forward	Implied Value of Btab Total
Calendar Year Financial Metric	Multiple Range	Equity ($000)
EV / 2024 Revenue	0.40 x – 0.90 x	$5,476.3 – $12,321.6
EV / 2025 Revenue	0.30 x – 0.80 x	10,726.6 – 28,604.2
EV / 2026 Revenue	0.30 x – 0.80 x	29,953.2 – 79,875.2
EV / 2027 Revenue	0.50 x – 1.80 x	70,717.3 – 254,582.1
EV / 2028 Revenue	0.50 x – 1.10 x	99,782.4 – 219,521.2
EV / 2024 EBITDA	10.60 x – 17.60 x	$25,213.1 – $41,863.3
EV / 2025 EBITDA	8.20 x – 13.10 x	76,119.2 – 121,605.0
EV / 2026 EBITDA	6.20 x – 9.90 x	245,556.1 – 392,097.6
EV / 2027 EBITDA	6.00 x – 9.30 x	350,652.2 – 543,510.9
EV / 2028 EBITDA	4.90 x – 7.60 x	424,514.3 – 658,430.3

No company utilized in the comparable company analysis is identical to Btab. In evaluating comparable companies, The Mentor Group made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Btab. These include, among other things, comparable company (i.e., overall industry) growth and profitability, the impact of competition both within the industry and from outside the industry (e.g. competition from increased in-store purchasing replacing online purchasing) on the businesses of Btab and the industry generally, and the absence of any adverse material change in the financial condition and prospects of Btab or the industry, or in the financial markets in general including currency and interest rate stability across global markets. Mathematical analysis (such as determining the mean or median) is not in itself a meaningful method of using comparable company data.

Discounted Cash Flow Analysis

The Mentor Group performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating estimated future cash flows and terminal value of that company.

The Mentor Group calculated a range of implied enterprise values of Btab based on estimates of future cash flows provided by Btab management for fiscal years 2024 through 2028, as described herein in the section entitled “Certain Unaudited Projected Financial Information”. The Mentor Group first calculated the estimated unlevered free cash flows (calculated as tax-affected earnings before interest and taxes, plus depreciation and amortization, less capital expenditures, and adjusted for changes in working capital). The Mentor Group then calculated a range of terminal values for Btab as of February 10, 2024 by applying two perpetual growth rates of 3.0% and 5.0% based on the 4.8% average rate of inflation in Australia for the years 1960 – 2022. The unlevered free cash flows from fiscal years 2024 through 2028 and the terminal value were then discounted to present values using a range of discount rates (which The Mentor Group derived based on Btab’s assumed weighted average cost of capital using its experience and professional judgment), to calculate an implied enterprise value for Btab.

Based on the above-described analysis, The Mentor Group derived the following range of implied equity values for Btab common stock as of February 10, 2024:

Implied Value of Btab Total
Discounted Cash Flow Analysis	Equity ($000)
Terminal Value Growth Rate 3.0%, Discount Rate 29%	$459,676.2
Terminal Value Growth Rate 3.0%, Discount Rate 31%	$412,491.7
Terminal Value Growth Rate 5.0%, Discount Rate 29%	490,220.9
Terminal Value Growth Rate 5.0%, Discount Rate 31%	437,355.1

Report, Opinion, or Appraisal Summary, Instructions Received [Text Block]

Purchaser will give TMG written notice at least three business days in advance of such use in any litigation or it (or the summary) being provided to any shareholder. The Opinion will be provided to the Board of Directors of Purchaser for its evaluation and analysis of the Business Combination Agreement at or prior to the time that Purchaser will execute definitive merger documents, and TMG is not required to update our Opinion as of a later date, anything to the contrary contained herein notwithstanding.

The material in this Opinion may not be reprinted in whole or in part without the prior express written consent of TMG. The Board of Directors of Purchaser alone contracted for and are the intended beneficiary of this Opinion. This Opinion may not be relied upon by any other person or entity without TMG’s prior express written consent. Any use which any third party makes of the Opinion, or any reliance on it, or decision to be made based upon it, are the responsibilities of that party. This Opinion is subject to the attached Statement of Assumptions and Limited Conditions.

Report, Opinion, or Appraisal Summary, Limitations Imposed [Text Block]	The Mentor Group assumed that the business combination will be consummated in accordance with the terms set forth in the Business Combination Agreement without any waiver, amendment or delay of any terms or conditions. The Mentor Group assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed business combination, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed business combination. The Mentor Group noted that it is not a legal, tax or regulatory advisor. The Mentor Group is a financial advisor only and relied upon, without independent verification, the assessment of Integrated Wellness and its legal, tax, and regulatory advisors with respect to legal, tax or regulatory matters. The Mentor Group did not make any independent valuation or appraisal of the assets or liabilities of Btab and was not furnished with any such valuations or appraisals. The Mentor Group’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to The Mentor Group as of, February 10, 2024. Events occurring after such date may affect The Mentor Group’s opinion and the assumptions used in preparing it, and The Mentor Group did not assume any obligation to update, revise or reaffirm its opinion.
Report, Opinion, or Appraisal Body [Line Items]
Report, Opinion, or Appraisal, Body [Text Block]

August 12, 2024

Board of Directors

Integrated Wellness Acquisition Corp

1441 Broadway FL.6

New York, NY 10018

c/o Mr. Suren Ajjarapu

CEO

Dear Mr. Ajjarapu:

We understand that the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) dated August [12], 2024 shall be entered into by and among Integrated Wellness Acquisition Corp (“Purchaser”), a NYSE publicly-traded special purpose acquisition company, trading under the ticker symbol “WEL,” IWAC Holding Company Inc., a Delaware corporation and wholly owned subsidiary of Purchaser (“Pubco”), IWAC Purchaser Merger Sub II Inc., a Delaware corporation and wholly owned subsidiary of Pubco (“Purchaser Merger Sub”), IWAC Company Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with Purchaser Merger Sub, the “Merger Subs”), Btab Ecommerce Group, Inc., a Georgia corporation (“Btab” or the “Company”) and Binson Lau, for certain limited purposes. Purchaser, Purchaser Merger Sub, Company Merger Sub and the Company shall be referred to herein from time to time individually as a “Party” and collectively as the “Parties”. We understand that the Business Combination Agreement amends and restates that certain Business Combination Agreement, dated May 30, 2024, by and among Purchaser, the Company and certain other parties thereto (the “Original Business Combination Agreement”).

We understand that Purchaser is a blank check company incorporated as a Cayman Islands exempted company on July 7, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. Prior to the date of the Business Combination Agreement, Purchaser formed Pubco as its wholly owned subsidiary, and Pubco formed each of Purchaser Merger Sub and Company Merger Sub as its wholly owned subsidiaries. Pubco will become the publicly listed company upon the consummation of the business combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transaction”).

We understand that the Company operates as an e-commerce business in Australia, Hong Kong, China, India, the United Kingdom, and the United States. The Company was formerly known as American Seniors Association Holding Group, Inc. and changed its name to Btab Ecommerce Group, Inc. in June 2023. The Company was founded in 1997 and is currently based in New York, New York.

We understand that Purchaser directly owns one hundred percent of the equity interests of Pubco, and in turn, Pubco owns one hundred of the equity interests of each of Purchaser Merger Sub and Company Merger Sub, each of which was formed for the sole purpose of the applicable Merger.

We understand that Purchaser was incorporated in the Cayman Islands, and on the Closing Date, prior to the time at which the Effective Time occurs, Purchaser shall transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part XII of the Cayman Islands Companies Act (as amended) (the “Cayman Islands Act”) (the “Domestication”), on the terms and subject to the conditions set forth in the Business Combination Agreement.

We understand that, on the Closing Date, following the Domestication, a) Purchaser Merger Sub will merge with and into Purchaser (the “Purchaser Merger”), with Purchaser as the surviving company in the Purchaser Merger and, as a result of the Purchaser Merger, Purchaser will become a wholly owned Subsidiary of Pubco with security holders of Purchaser receiving securities of Pubco with terms substantially equivalent to the terms of the Purchaser Securities, and b) Company Merger Sub will merge with and into the Company (the “Company Merger” and together with the Purchaser Merger, the “Mergers”), with the Company as the surviving company in the Company Merger and, as a result of the Company Merger, the Company will become a wholly owned Subsidiary of Pubco and each Company Share will be automatically converted as of the Effective Time into the right to receive Pubco Shares.

We understand that for purposes of the Business Combination Agreement, “Equity Value”, refers to the pre-money equity value of the Company and means $250,000,000.

We understand that for purposes of the Business Combination Agreement: a) “Pubco Class A Common Shares means shares of Class A common stock, par value $0.0001 per share of Pubco; b) “Pubco Class V Common Shares” means shares of Class V common stock, par value $0.0001 per share of Pubco; and, c) “Pubco Common Shares” means, collectively, the Pubco Class A Common Shares and the Pubco Class V Common Shares. Each Pubco Class V Common Share shall entitle the holder to have 1,000 votes per share.

We understand that for purposes of the Business Combination Agreement: a) “Purchaser Class A Ordinary Shares” means, prior to the Domestication, Class A ordinary shares, par value $0.0001 per share, of Purchaser; b) “Purchaser Class B Ordinary Shares” means, prior to the Domestication, Purchaser’s Class B ordinary shares, par value $0.0001 per share; and c) “Purchaser Common Shares” means, from and after the consummation of the Domestication, shares of voting common stock, par value $0.0001 per share, of Purchaser.

We understand that for purposes of the Business Combination Agreement, “Transaction Share Consideration” means an aggregate number of Pubco Common Shares equal to the Equity Value divided by $10.00 (corresponding to 25,000,000 Pubco Common Shares, which shares shall consist of 24,900,000 Pubco Class A Common Shares and 100,000 Pubco Class V Common Shares).

We understand that on the terms and subject to the conditions set forth in the Business Combination Agreement, the following transactions, among others, shall occur and in the following order:

a)Domestication. At least one day prior to the Closing Date prior to, Purchaser shall cause the Domestication to occur in accordance with Section 388 of the DGCL and Part XII of the Cayman Islands Act.
b)Purchaser Merger:
i.	Following the consummation of the Domestication, on the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the DGCL, on the Closing Date at the effective time of the Purchaser Merger (the “Purchaser Merger Effective Time”), Purchaser Merger Sub shall merge with and into Purchaser. Following the Purchaser Merger, the separate existence of the Purchaser Merger Sub shall cease and Purchaser shall continue as the surviving company in the Purchaser Merger and a wholly owned Subsidiary of Pubco.
ii.	At the Purchaser Merger Effective Time, every issued and outstanding Purchaser Unit shall be automatically detached and the holder thereof shall be deemed to hold one Purchaser Class A Share and one half (1/2) of one (1) Purchaser Warrant in accordance with the terms of the applicable Purchaser Unit, which underlying Purchaser Securities shall be converted in accordance with the applicable terms of the Business Combination Agreement.
iii.	At the Purchaser Merger Effective Time, each issued and outstanding Purchaser Share (except those shares held as treasury stock) shall be converted automatically into and thereafter represent the right to receive one Pubco Class A Common Share, following which, all Purchaser Shares shall cease to be outstanding and shall automatically be canceled and shall cease to exist.
c)Company Merger:
i.	On the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the Georgia Business Corporation Code (“GBCC”), on the Closing Date promptly following the Purchaser Merger at the effective time of the Company Merger (the “Company Merger Effective Time”), Company Merger Sub shall merge with and into the Company. Following the Company Merger, the separate existence of Company Merger Sub shall cease and the Company shall continue its existence under the GBCC as the surviving company in the Company Merger and a wholly owned Subsidiary of Pubco.
ii.	At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any Party or any other Person, (A) each Company Class A Common Share issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive a number of Pubco Class A Common Shares equal to its pro rata Share of 24,900,000 Pubco Common Shares, and (B) each of the 100,000 Company Class V Shares (which are super voting shares of the Company) issued and outstanding as of immediately prior to the Company Merger Effective Time, shall be automatically canceled and extinguished and converted into the right to receive Pubco Class V Shares on a one-for one basis.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed:

1)	the Amended and Restated Business Combination Agreement, dated August [12], 2024 (“Business Combination Agreement”) by and among Integrated Wellness Acquisition Corp., IWAC Holding Company Inc., IWAC Purchaser Merger Sub II Inc., IWAC Company Merger Sub Inc., BTAB Ecommerce Group, Inc., and Binson Lau (for limited purposes).
2)	the Letter of Intent (“Proposal”) by and between WEL and Btab Ecommerce Group, Inc. entered into on February 10, 2024.
3)	the Business Combination Agreement, dated May 30, 2024 (“Original Business Combination Agreement”), by and among WEL, the Company and the other parties thereto;
4)	the Articles of Association of WEL, dated July 7, 2021;
5)	the Certificate of Incorporation of WEL, dated July 7, 2021;
6)	the Memorandum of Association of WEL, dated July 7, 2021;
7)	the Form S-1 Registration Statement for WEL, dated September 2, 2021;
8)	the Form S-1 Registration Statement for WEL, dated November 3, 2021;
9)	the Form 10-Q for WEL, for the quarter ended September 30, 2023;
10)	the Form 10-K for WEL, for the fiscal year ended December 31, 2023, filed March 31, 2023;
11)	searched for companies similar to the Company in various business transaction and stock market databases including CapitalIQ, BV Resources and Yahoo Finance;
12)	reviewed the Btab Ecommerce Financial Model 04.04.2024.pdf; and,
13)	constructed a financial model with various approaches and methodologies to determine a range of enterprise value for the Company.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material, and other information. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of the Parties to the Business Combination Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each Party to the Business Combination Agreement and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Business Combination Agreement will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Business Combination Agreement and other related documents and instruments. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction or the Company that would be material to our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties, or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other Party, nor were we provided with any such appraisal or evaluation. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or are or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

TMG has not in the past provided financial consulting services to either of the Parties. TMG has not acted as financial advisor to Purchaser or the Company in connection with this Opinion and has not participated in any of the negotiations leading to the Business Combination Agreement. We will receive a fee for rendering this Opinion, which is not contingent upon the successful completion of the Transaction. We have not been requested to, and did not, solicit indications of interest from, third parties with respect to the Business Combination Agreement, the securities, assets, business or operations of the Company or any other party. We have not been requested to, and did not, advise Purchaser or any other party with respect to alternatives to the Transaction. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.

This Opinion is directed only to the Board of Directors of Purchaser and addresses only the fairness of the proposed Transaction from a financial point of view. This Opinion is furnished for the use of the Purchaser’s Board of Directors (in its capacity as such) in connection with its evaluation of the Business Combination Agreement and the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board of Directors of the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to, or whether to tender shares in connection with, the Business Combination Agreement or otherwise. The Opinion is based on TMG’s analyses, which contain estimates and valuation ranges that are not necessarily indicative of actual values or predictive of future results or values.

This Opinion shall be used only by the Board of Directors of Purchaser in evaluating the Transaction. It is not to be used, circulated, quoted or otherwise referred to (either in its entirety or through excepts or summaries) for any other purposes, provided that (1) it may be filed with or referred to in any registration statement, proxy statement or any other document filed with the Securities and Exchange Commission, as long as it is included in full and you have received TMG’s prior written consent with respect to all of the references to it and/or the opinion included in any such registration statement, proxy statement or any other document filed with the Securities and Exchange Commission or (2) it is to be introduced into evidence or referred to in any litigation pertaining to matters relating to the Business Combination Agreement and covered in the Opinion; provided further, however, that notwithstanding the foregoing, (a) the Board of Directors of Purchaser shall provide, upon request, a copy of the Opinion or a summary of it (and TMG shall have the right to review and approve any such summary, such approval not be unreasonably withheld, conditioned or delayed) to (i) the Board of Directors of Purchaser and (ii) any shareholders as determined from time to time by the Board.

Purchaser will give TMG written notice at least three business days in advance of such use in any litigation or it (or the summary) being provided to any shareholder. The Opinion will be provided to the Board of Directors of Purchaser for its evaluation and analysis of the Business Combination Agreement at or prior to the time that Purchaser will execute definitive merger documents, and TMG is not required to update our Opinion as of a later date, anything to the contrary contained herein notwithstanding.

The material in this Opinion may not be reprinted in whole or in part without the prior express written consent of TMG. The Board of Directors of Purchaser alone contracted for and are the intended beneficiary of this Opinion. This Opinion may not be relied upon by any other person or entity without TMG’s prior express written consent. Any use which any third party makes of the Opinion, or any reliance on it, or decision to be made based upon it, are the responsibilities of that party. This Opinion is subject to the attached Statement of Assumptions and Limited Conditions.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Purchaser Board, the Board of Directors of the Company, its security holders or any of the other Parties to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Business Combination Agreement or otherwise, (iii) the fairness of any portion or aspect of the Business Combination Agreement to the holders of any class of securities, creditors or other constituencies of Purchaser (other than the public shareholders), the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the fairness of any portion or aspect of the Transaction to any one class or group of Purchaser’s, the Company’s, or any other party’s security holders or other constituents vis-à-vis any other class or group of acquiror’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (v) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Business Combination Agreement, (vi) the solvency, creditworthiness or fair value of the Company or any other participant in the Business Combination Agreement, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (vii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Business Combination Agreement, any class of such persons or any other party. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.

Conclusion

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Equity Value of the Company of $250,000,000, is fair to the public shareholders of Integrated Wellness Acquisition Corp from a financial point of view.